US FOODS

KEEPING KITCHENS COOKING.™

Confit de Canard
Tartare de boeuf "maison"

Exhibit 99.2 Selected Slides from the Lender Presentation A Taste of What’s Cooking at US Foods May 2013

While the information provided herein is believed to be accurate and reliable, US Foods (“US Foods”) does not make any representations or warranties, express or implied, as to the accuracy or completeness of such information or as to future results. No representation or warranty is made that any of the projections presented herein will be realized.
Forward-looking statements notice
In this presentation and in related comments by our management, our use of the words “expect,” “anticipate,” “possible,” “potential,” “target,”
“believe,” “commit,” “intend,” “continue,” “may,” “would,” “could,” “should,” “project,” “projected,” “positioned” or similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors might include: our ability to remain profitable during times of cost inflation, commodity volatility, and other factors; competition in the industry and our ability to compete successfully; our reliance on third-party suppliers, including the impact of any interruption of supplies or increases in product costs; shortages of fuel and increases or volatility in fuel costs; any declines in the consumption of food prepared away from home, including as a result of changes in the economy or other factors affecting consumer confidence; costs and risks associated with labor relations and the availability of qualified labor; any change in our relationships with
GPOs; our ability to increase sales to independent customers; changes in industry pricing practices; changes in cost structure of competitors;
costs and risks associated with government laws and regulations, including environmental, health, and safety, food safety, transportation, labor and employment, laws and regulations, and changes in existing laws or regulations; technology disruptions and our ability to implement new technologies; product liability claims relating to products that we distribute; our ability to maintain a good reputation; costs and risks associated with litigation; our ability to manage future expenses and liabilities with respect to our retirement benefits; our ability to successfully integrate future acquisitions; our ability to achieve the benefits that we expect to achieve from our cost savings programs; risks relating to our indebtedness, including our substantial amount of debt, our ability to incur substantially more debt, and increases in interest rates.   Additional
information regarding these factors is contained in the company’s filings with the Securities and Exchange Commission, including, without limitation, its Registration Statements on Form S-4.
All forward-looking statements speak only as of the date they were made. The company does not undertake any obligation to update or publicly release any revisions to any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this presentation.

Non-GAAP financial measures
This presentation contains unaudited non-GAAP financial measures, including Reported EBITDA, Adjusted EBITDA, Consolidated EBITDA, Debt
Coverage Ratio, and Interest Coverage Ratio. Management believes these non-GAAP financial measures provide meaningful supplemental information regarding our operating performance because they exclude amounts that our management and our board of directors do not consider part of core operating results when assessing the performance of the Company. Our management uses these non-GAAP financial measures to evaluate the Company’s historical financial performance, establish future operating and capital budgets and determine variable compensation for management and employees.  Accordingly, the Company believes these non-GAAP financial measures are useful in allowing for a better understanding of the Company's core operations.
While management believes that these non-GAAP financial measures provide useful information, they are not operating measures under U.S.
GAAP, and there are limitations associated with their use. The Company's calculation of these non-GAAP financial measures may not be completely comparable to similarly titled measures of other companies due to potential differences between companies in their method of calculation. As a result the use of these non-GAAP financial measures has limitations and should not be considered in isolation from, or as a substitute for, other measures such as Net income or Net income attributable to stockholders. Due to these limitations, these non-GAAP financial measures are used as a supplement to U.S. GAAP measures.
Management uses Adjusted EBITDA Margin and Consolidated EBITDA Margin to focus on year-over-year changes in the Company’s business and believes this information is also helpful to investors. The Company uses Adjusted EBITDA in these EBITDA-related margin measures because it believes its investors are familiar with Adjusted EBITDA and that consistency in presentation of EBITDA-related measures is helpful to investors.
Management also uses Debt Coverage Ratios and Interest Coverage Ratios to focus management on year-over-year changes in the Company’s leverage and believes this information is also helpful to investors. The Company cautions investors that these non-GAAP financial measures presented also are intended to supplement the Company’s GAAP results and are not a substitute for such results. Additionally, the Company cautions investors that the non-GAAP financial measures used by the Company may differ from the non-GAAP measures used by other companies.

2     largest national broadline distributor
– 2012 net sales and assets of $21 billion and $9 billion, respectively
– 2012 Adjusted EBITDA $841
¹
million versus GAAP net loss of $51 million
– 64 broadline facilities serving substantially
all of the US population
Diverse customer types served
– Independent restaurants
– National chain restaurants
– Healthcare, Hospitality
– Government, Education
– Retail, Other
Significant operational scale
– 200,000 customers
– 25,000 employees
– 5,000 sales associates
– 350,000 SKUs
– 30,000 Private Label SKUs
– 5,000 suppliers
– 6,000 trucks
Note:  (1) Reconciliations of US Foods’ non-GAAP financial measures are provided in the appendix
US Foods is a national foodservice distributor
with a large customer and supplier base.
nd

FY2012 Sales by Customer Type
Scale and portfolio diversity offer opportunities
for growth across multiple channels.
Contract vs Non-Contract Sales
Restaurants
Healthcare
Hospitality
Education
Government (2%)
Other
Non
Contract
30%
Contract
70%

Adjusted EBITDA Bridge
($ in millions)
Financial performance has come from delivering
across multiple areas of the business.
$469
+109
+326
+99
+198
(361)
$841
Note: (1) Reconciliations of US Foods’ non-GAAP financial measures are provided in the appendix
YE 2006 Volume Margin Distribution
Productivity
Selling & Admin
Productivity
Cost Inflation YE 2012

Expansions
•
Added capacity to support local market
share gains
•
Invested ~$425M since 2006 to add
over 2.5M sq. ft. of capacity
•
Avg. IRR for new or expanded facilities
is over 30%
•
Recently completed new facilities in
Austin, TX, Albuquerque, NM as well
as expansions in Port Orange, FL,
Memphis, TN and Perth Amboy, NJ
Acquisitions
•
Opportunistically expanded footprint
and solidified regional presence
•
Completed 13 acquisitions in 2011–
2012 of which 11 were tuck-ins, adding
annualized sales of $380M
We have prudently deployed capital to
strengthen and expand our market position and
drive operational productivity.
Expansions
Acquisitions

Credit Highlights
Attractive industry fundamentals
Leading market position
Stable, diversified customer and supplier base
Strong financial performance
Proven management team
Business improvement opportunities
1
2
3
4
5
6

Customer Distribution
¹
% of 2012
Total Sales
Top 5 Customers 23.9%
Top 10 Customers 30.2%
Top 25 Customers 39.2%
Top 50 Customers 45.3%
All Other Customers 54.7%
Total 100%
Supplier Distribution
% of 2012
Total Spend
Top 5 Suppliers 12.1%
Top 10 Suppliers 19.1%
Top 25 Suppliers 34.4%
Top 50 Suppliers 49.8%
All Other Suppliers 50.2%
Total 100%
Stable, Diversified Customer and Supplier Base –
Strong customer and supplier relationships help
drive our growth.
3
Source: Company
Note: (1) Includes Group Purchasing Organizations

US FOODS
KEEPING KITCHENS COOKING

FOOD. FOOD PEOPLE. EASY.

Proven Management Team –
Strong industry and functional experience
helping drive execution across the organization.
5
Name Title
Tenure at USF
(TiP / YoS) (yrs) Past experience
John Lederer
President and Chief
Executive Officer
2 / 2
September 2010
Chairman and CEO of Duane Reade
President at Loblaw Companies, Canada’s largest food retailer
Stuart Schuette
Chief Operating
Officer
4 / 22
Executive at Martin Brower, largest distributor to McDonalds
Executive at Alliant Exchange, acquired by USF in 2001
Al Swanson Chief Financial Officer 6 / 9
CFO of Motor Coach Industries
CFO of Specialty Foods Corporation’s Metz Banking Company
subsidiary
Pietro Satriano
Chief Merchandising &
Procurement Officer
2 / 2
February 2011
President of LoyaltyOne Canada
Executive Vice President at Loblaw Companies
Juliette Pryor
EVP, General Counsel
and Chief Ethics
Officer
4 / 8
Skadden Arps Slate Meagher & Flom
General Counsel and Corporate Secretary for e.spire
Communications
Keith Rohland
Chief Information
Officer
2 / 2
April 2011
Managing Director of Operations and Technology at Citigroup
Chief Information Officer for Ford’s Volvo division
David Esler
Chief Human
Resources Officer
6 / 11 Senior Human Resources executive at Grainger Industrial Supply
David Schreibman
Executive Vice
President, Strategy
8 / 8
Vice President, Secretary and General Counsel of Specialty Foods
Chief Counsel – Mergers and Acquisitions for Sara Lee Corporation
Mark Scharbo
Chief Supply Chain
Officer
1 / 1
March 2013
Group Vice President, Inventory Strategy for Walgreens
Senior Vice President, Supply Chain for Duane Reade

•
Thoughtful functionalizing of the business…
•
Enhance category management capabilities, while focused on
innovation and differentiation…
•
Drive improved sales effectiveness…
•
Drive growth through adjacent channels…
•
Optimize our supply chain…
•
Leverage IT…
Business Improvement Opportunities –
Continuing to execute the fundamentals and
creating new opportunities for growth.
6
taking a page from a proven retail
practice.
to leverage sales force capacity,
and meet evolving customer demands.
launching Cash and Carry.
to improve our service levels to
customers, while lowering our cost  to serve them.
to make the customer experience EASY.
to build a more effective
organization, reduce cost and increase efficiency.

•
HR/Finance:
Standardizing
responsibilities, processes and
practices; leveraging technology
•
Category Management:
Improving
merchandising, pricing and assortment
capabilities to drive growth
•
Supply
Chain:
Realigning reporting
structure to enable better leverage of
best practices
Business Improvement Opportunities –
Functionalizing the business is helping align
expertise with accountability and drive benefit.
±$400M
Savings to
date:
~$161M

FIRING ON ALL CYLINDERS
REVISIT AND OPTIMIZE
BUILD
2012
2013
2014

FOOD. FOOD PEOPLE. EASY.

Business Improvement Opportunities –
Enhancing our Category Management
capabilities to help drive long term growth.
• New Strategic Vendor
Management (SVM)
approach
• Build Innovation pipeline
• 1-to-1 Marketing
• Pricing
• Customer driven innovation
• Drive value through pricing,
assortment, data
The What
• New Merchandising org
• One Door/Vendor advisor
• New team
• New tools
• Integrate with replenishment
• Integrate with sales
The How

US. FOODS
KEEPING KITCHENS COOKING

the
scoop
FROM US. FOODS
ISSUE 4 | FALL 2012
RETRO REIMAGINED:
Classic Comfort Foods with Delicious New Twists
THE INSIDE SCOOP
26 NEW PRODUCTS!
HEALTHY PANCAKES PURE SYRUP
FRIED CHICKEN WITHOUT THE FRYER
NEW SPINS ON DESSERTS

US. FOODS NEXT TOP PRODUCT

my KITCHEN
CUSTOM DEALS ON MY ORDERS
US. FOODS
BIG SAVINGS, COMING RIGHT UP FOR
DRAFT HOUSE BAR & RESTAURANT
AT LEAST $XXX IN SAVINGS INSIDE!

FOOD. FOOD PEOPLE. EASY.

Business Improvement Opportunities –
Our marketing properties support our strategy
and are helping to create more profitable and
loyal customers.
• Next Top
Product:
35,000 Next
Top Product votes, 5M media
impressions
• My
Kitchen:
67% customer
response rate, 91% TM
satisfaction rate

my KITCHEN
CUSTOM DEALS ON MY ORDERS
Look inside for big savings and limited-time offers!
EXCLUSIVELY FOR:
CHARLIE'S DINER
US. FOODS

RIPE FOR THE PICKING
Get these offers while you can and save on items delivered between Aug. 5 – Sept. 1, 2012!
EXCLUSIVE OFFERS FOR
CHARLIE'S DINER
Get 20% off
CHEDDAR CHEESE
[Offer Code]
Get $60 off
BOXED BEEF RIBS & RIB EYE
[Offer Code]
Get 20% off
COOKED ROAST BEEF, CORNED BEEF & PASTRAMI
[Offer Code]
Get 5% off
COFFEE
[Offer Code]
Get $95 off when you place an order of $1,900 or more
Get 20% off
OLIVE, SALAD & SPECIALTY OIL
[Offer Code]
Get $40 off
FRENCH FRIES
[Offer Code]
Get 5% off
FRESH EGGS
[Offer Code]
Get 20% off
SPECIALTY BEEF
[Offer Code]
PLACE YOUR ORDER!
To find out which products qualify for each offer, see items on the back or email your US Foods℠ Territory Manager at
email@address.com

FOOD. FOOD PEOPLE. EASY.

Business Improvement Opportunities –
My Kitchen delivers personalized offers to
customers designed to profitably increase
account penetration.
Up Sell
Sell more of
what you are
already selling
Cross Sell
Introduce products that are
important to your customers
Thank You
Solidify high
share of wallet
categories
Order Level
Build each order to
get the biggest savings

US Foods CookBook - Data Portal

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YearWeek >=201251<=201311

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Summary | Region | Division

Cat#	Category Current 201251-201311 Previous 201151-201211	$ Share Current	$ Share Previous	Weight Share Current	Weight Share Previous	Cases Share Current	Cases Share Previous
		3.7	**4.1**	**3.0**	**3.4**	**3.6**	**4.1**
221	PAPER CUPS	89.2	-	91.4	-	88.7	-
105	DIPS & SPREADS, NON-DAIRY, SHELF STABLE	60.3	55.4	52.1	51.7	84.8	79.2
225	PC FLAVORED DRESSINGS	27.9	32.3	23.0	27.3	26.6	31.1
119	DRY BEVERAGE MIXES	26.6	27.6	10.3	9.8	29.0	28.7
33	BULK MAYO & WHITE SALAD DRESSINGS	20.7	23.2	21.4	25.0	20.3	23.7
31	BULK FLAVORED SALAD DRESSINGS	19.5	23.0	19.3	23.0	20.7	24.6
226	PC SAVORY CONDIMENTS	13.0	13.7	8.9	9.4	12.5	13.5
242	PROCESSED & IMITATION CHEESE	12.2	12.1	12.1	11.9	13.4	13.2
85	CULTURED DAIRY	12.0	12.3	7.3	7.3	7.1	7.4
104	DIPS & DRESSINGS, DRY	10.8	11.6	7.5	7.9	8.3	8.5

<<Back Go to Quick Facts | Trended Report | Current vs Previous | Quick Share | Next >> Go to Dashboard Reporting | Clear Filters | Edit Filters | precima

FOOD. FOOD PEOPLE. EASY.

Business Improvement Opportunities –
Vendor CookBook better leverages sales and
purchase information to drive insights.
Vendor CookBook
• One view of the truth
• Common language
• Drives unit growth and
margin $

US. FOODS
KEEPING KITCHENS COOKING.™

Certificate of Completion
CHEF JOHN BYRNE
FOOD FANATICS TRAINING
FOOD FANATICS
JOHN BYRNE

SOCIAL MEDIA

FOOD FANATICS

BRANDED EXPERTS

FOOD FANATICS

FOOD SHOW POP-UP AND GUIDELINES

FOOD FANATICS
GET SCHOOLED
Lessons on sustainable seafood

MAGAZINE
Print & Digital

US FOODS
FOOD FANATICS

FOOD. FOOD PEOPLE. EASY.

16 Business Improvement Opportunities – Food Fanatics will allow us to bring “Food People” to life in our local markets.

Great locations
Fastest shop and check-out
Exclusive products
Impactful fresh presentations and
essentials
Competitive against relevant, local,
operators
In store specials
Business Improvement Opportunities –
We have launched Cash & Carry to increase
penetration and grow share.

Multi channel selling model
Sales Rep dotcom
Sales Support Cash and Carry
Customer
Business Improvement Opportunities –
Sales model is intended to increase customer
touch points and improve Sales Rep effectiveness.
• Increase sales support to allow
Sales Reps to spend less time on
administrative activities.
• Equip Sales Reps to call more
effectively on diverse and
knowledgeable customer base.
• Improve sales technology to
allow the Sales Reps to be more
efficient and focused on the
customer.
• Standardize organization
structures to reduce variation
across divisions in sales and
support team roles.

Y-O-Y Distribution Productivity
($ in millions)
$13
$17
$24
• Improving skill set of Supply
Chain leadership
• Driving more consistent
productivity performance in
warehouse and transportation
• Centralizing replenishment
function
• Investing in replenishment and
planning software
Business Improvement Opportunities –
Operational productivity driven by scale, capital
investments and leveraging of best practices.
Notes: (*) Average annual improvement.
2008 - 2010* 2011 2012
$13
$17
$24

Substitutes
Cheese, Blue Split Wheel
Cheese, Blue Buttermilk Crumble
Cheese, Blue Stilton
Cheese, Blue Split Wheel
My Order
Onion, Jumbo 3"+Bag Fresh
Avocado, Hass Whole
Ketchup Tomato Fancy
Cheese, Blue Crumble Domestic
Cantaloupe, Fresh
Order Summary
Delivery
18 Friday
Notes

US. FOODS
Sales Tracking
Recipes
Actual
Predicted
Today's Inventory
News Feed
Items below par
Order Status
THE VEGGIE BURGER YOU'VE BEEN WAITING FOR!

FOOD. FOOD PEOPLE. EASY.

Business Improvement Opportunities – Our digital strategy is focused on delivery “EASY" for our customers. 20

Notes: (*) Margin of Error at 90% Confidence Level: For example, if we surveyed all operators in the country over the past 6 months,we are 90% confident that
USF’s NPS would be 47 plus or minus 1 point
Net Promoter Score (for Restaurants)
(Based on ~10,000 surveys from P10 2012 to P3 2013)
Our strategy and actions are resonating with
Restaurant Operators.
+23
+28
+29
+32
+35
+37
+38
+38
+39
+42
+47
+47 US Foods
MOE*
±1
±6
±6
±3
±4
±7
±7
±5
±4
±1
±4
±3
Restaurants
Change from
Prior Year
NPS
+5
+3
+1
-3
+2
+2
-9
-4
-11
-8
-6
-5
Competitor A
Competitor B
Competitor C
Competitor D
Competitor E
Competitor F
Competitor G
Competitor H
Competitor I
Competitor J
Competitor K

• Highly stable, growing industry with
proven economic resiliency
• ~200,000 customers well-diversified
across regions/geographies and
industries/markets
• Increased Adjusted EBITDA 43% since
acquisition in 2007 through disciplined
cost management
• Proven executive leadership in
foodservice, combined with marketing, IT
retail, and supply chain
• Demonstrated business improvements
and implementing well-defined strategic
plan that promotes differentiation and
further growth
Leading Market Position
Attractive Industry Fundamentals
Strong Financial Performance
Business Improvement Opportunities
Stable, Diversified Customer and Supplier
Base
Proven Management Team
Credit Highlights

$ IN MILLIONS 2009 2010 2011 2012 LTM
Cash from Operating Activities $89 $481 $419 $316 $371
Capital Expenditures, net of Proceeds (146) (258) (297) (274) (204)
Acquisitions — — (41) (106) (105)
Cash provided by Financing Activities (363) (30) (301) 104 (26)
Net Cash Change ($420) $193 ($220) $40 $37
Beginning Cash $650 $230 $423 $203 $112
Ending Cash $230 $423 $203 $242 $149
Positive operating cash flow helping to pay
down debt and invest in high return acquisitions
and capital projects.
Note: Individual components may not add to total presented due to rounding.

$165
$272
$304
Trended Capital Spend
($ in millions)
Capital investments tied to projects which we
expect will drive EBITDA and cash flow.
$293
47
57
85
95
49
99
121
44
27
29
21
33
31
75
55
90
11
12
22
31
2009 2010 2011 2012
Other Capex
Fleet
Maintenance
Expansions
IT

Solid EBITDA growth and cash management has
driven improved debt and interest coverage
ratios…
Q1 2013 Financial Performance
Credit Statistics
Debt / LTM Debt Coverage Interest Coverage
As of Consolidated
Ratio²
Ratio³
$ IN MILLIONS 3/30/2013 EBITDA
ABL Revolver (2016) $145
Cash Flow Revolver (2013) $0
ABS Facility (2015) $686
CMBS Facility (2017) $472
Term Loans (2017) $2,090
Other Debt (2018 - 2031) $94
Total Senior Secured Debt $3,487
4.0x
Senior Notes (2019) $1,350
Total Debt
1
$4,837
5.6x
Less: Restricted Cash ($7)
Less: Cash and Cash Equivalents ($149)
Net Debt $4,681
5.4x
8.2x
5.4x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
7.0x
8.0x
9.0x
At Close
7/3/2007
3/30/2013
1.3x
2.7x
0.5x
1.0x
1.5x
2.0x
2.5x
3.0x
At Close
7/3/2007
3/30/2013
Notes: (1) Total Debt includes $4,858 million of US GAAP debt as of March 30, 2013 less $21 million of unamortized premium on senior notes.
(2) Debt coverage ratio equals Net Debt divided by Consolidated EBITDA over last 12 months.
(3) Interest coverage ratio equals Consolidated EBITDA over last 12 months divided by net interest expense over last 12 months.

…and has helped maintain a secure level of
available liquidity.
Liquidity
As of
$ IN MILLIONS 3/30/2013
ABL Revolver (2016) $661
Cash Flow Revolver (2013) $100
Total Borrowing Availability $761
Total Cash $149
Total Cash and Borrowing Availability $910

Non-GAAP Reconciliations
Management believes these non-GAAP financial measures provide meaningful supplemental information regarding our operating performance because they exclude amounts that our management and our board of directors do not consider part of core operating results when assessing the performance of the Company. Our management uses these non-GAAP financial measures to evaluate the Company’s historical financial performance, establish future operating and capital budgets and determine variable compensation for management and employees.  Accordingly, the Company believes these non-GAAP financial measures are useful in allowing for a better understanding of the Company's core operations.
While management believes that these non-GAAP financial measures provide useful information, they are not operating measures under U.S. GAAP, and there are limitations associated with their use. The Company's calculation of these non-GAAP financial measures may not be completely comparable to similarly titled measures of other companies due to potential differences between companies in their method of calculation. As a result, the use of these non-GAAP financial measures has limitations and should not be considered in isolation from, or as a substitute for, other measures such as
Net income or Net income attributable to stockholders. Due to these limitations, these non-GAAP financial measures are used as a supplement to U.S. GAAP measures.

Non-GAAP Reconciliation - Adjusted and
Consolidated EBITDA
Year Ended
LTM December 29,
Q1 2013 2012
Net loss (142) $            (51) $
Interest expense, net 322                   312
Income tax provision 57                     42
Depreciation and amortization expense 366                   356
EBITDA 603                  659
Adjustments:
Sponsor fees (1) 10                     10
Restructuring and tangible asset impairment charges (2) 11                     9
Share-based compensation expense (3) 6                       - 4
LIFO reserve change (4) 17                     13
Loss on extinguishment of debt (5) 55                     31
Pension settlement (6) 18                     18
Business transformation costs (7) 70                     75
Other (8) 30                     22
Adjusted EBITDA 820 $               841 $
Adjustements:
Cost savings (9) 50                     50
Consolidated EBITDA 870 $               891 $
Notes: (1) Consists of management fees paid to the Sponsors.
(2) Restructuring and tangible asset impairment charges primarily consist of facility closing, severance and related costs and tangible asset impairment charges.
(3) Share-based compensation expense represents costs recorded for Share Option Awards and Restricted Share Awards granted.
(4) Consists of changes in the LIFO reserve.
(5) The Q1 2013 LTM loss on extinguishment of debt consists of an early redemption premium and a write-off of unamortized debt issuance costs related to the 2013 and
2012 Senior Subordinated Notes redemptions, fees paid to debt holders, certain third party costs and the write-off of unamortized debt issuance costs related to the 2007
Term Loan amendments, certain third party costs related to the 2012 ABS Facility and a write-off of unamortized debt issuance costs related to the previous ABS Facility.
The 2012 loss on extinguishment of debt consists of an early redemption premium and a write-off of unamortized debt issuance costs related to the 2012 Senior
Subordinated Notes redemption, fees paid to debt holders, certain third party costs and the write-off of unamortized debt issuance costs related to the 2007 Term Loan amendments, certain third party costs related to the 2012 ABS Facility and a write-off of unamortized debt issuance costs related to the previous ABS Facility.
(6) Consists of a non-recurring charge resulting from lump-sum payment settlements to former employees participating in several Company sponsored pension plans.
(7) Consists of costs to functionalize and optimize our business processes and systems.
(8) Other includes gains, losses or charges as specified under the Company’s debt agreements.
(9) Cost saving actions taken by the Company as specified under the Company’s debt agreements.
Individual components may not add to total presented due to rounding.